XAUt	12 Months Ended
Dec. 31, 2025
XAUt [Abstract]
XAUt

8. XAUt

The following table presents the carrying amounts of XAUt as of December 31, 2024 and 2025:

(in USD)	December 31, 2024	December 31, 2025

Host contract	—	67,262,570
Embedded derivative	—	5,214,267
Total carrying amount of XAUt	—	72,476,837

The embedded derivative is measured at fair value on a recurring basis. The Company determines the fair value using observable market inputs, primarily quoted prices of XAUt in active markets (Level 1).

For the year ended December 31, 2025, the Company recognized a fair value gain of US$5,214,267 arising from the embedded derivative component of XAUt. This gain is presented within “Fair value gain on crypto assets” in the combined and consolidated statements of operations and comprehensive income.

The Company holds XAUt primarily as part of its treasury management strategy under AURE, with the objective of maintaining exposure to gold-linked assets while enhancing liquidity and capital flexibility.